Exhibit 77(q1)

Exhibits

(a)(1)   Articles of Amendment Effective January 21, 2011 to the Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(a)(2)   Articles of Amendment effective February 17, 2011 regarding the dissolution of ING Legg Mason ClearBridge Aggressive Growth Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(a)(3)   Articles of Amendment effective April 29, 2011 regarding name change of ING Columbia Small Cap Value Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(e)(1)   Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING T. Rowe Price Growth Equity Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(e)(2)   Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Invesco Van Kampen Comstock Portfolio (formerly, ING Van Kampen Comstock Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(e)(3)   Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Davis New York Venture Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(e)(4)   Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING Columbia Small Cap Value II Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(e)(5)   Letter agreement effective May 1, 2011 between Directed Services LLC and ING Partners, Inc. regarding reduction of the investment management fee for ING American Century Small-Mid Cap Value Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.

(e)(6)   Sub-Advisory Agreement dated June 7, 2011 between Directed Services LLC and ING Investment Management Advisors B.V. regarding ING Global Bond Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(e)(7)   Letter Agreement dated June 7, 2011 to the Sub-Advisor Agreement between Directed Services, LLC and ING Investment Management Advisors B.V. regarding the reduction of the annual management fee for ING Global Bond Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(e)(8)   Interim Sub-Advisory Agreement dated January 21, 2011 between Directed Services LLC and ING Investment Management Co. with regard to ING Global Bond Portfolio – Filed herein.

(e)(9)   Letter Agreement dated January 21, 2011 to the Interim Sub-Advisory Agreement dated January 21, 2011 regarding the reduction of the annual management fee for ING Global Bond Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(e)(10)   Sub-Advisory Agreement dated June 7, 2011 between Directed Services LLC and ING Investment Management Co. regarding ING Global Bond Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 15, 2011 and incorporated herein by reference.

(e)(11)   Amended Schedule A dated January 21, 2011 to the Investment Sub-Advisory Agreement between Directed Services, LLC and OppenheimerFunds, Inc. Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 51 to Registrant’s Form N-1A Registration Statement on April 26, 2011 and incorporated herein by reference.